Trade and other receivables	6 Months Ended
Jun. 30, 2021
Trade and other receivables [abstract]
Trade and other receivables

9.	Trade and other receivables

9.1.	Trade and other receivables, net
	06.30.2021	12.31.2020
Receivables from contracts with customers
Third parties	3,850	3,081
Related parties
Investees (note 30.5)	682	664
Receivables from the electricity sector	229	205
Subtotal	4,761	3,950
Other trade receivables
Third parties
Receivables from divestments (*)	1,490	1,523
Lease receivables	458	467
Other receivables (**)	539	2,536
Related parties
Petroleum and alcohol accounts - receivables from Brazilian Government (note 30.5)	525	482
Subtotal	3,012	5,008
Total trade and other receivables, before ECL	7,773	8,958
Expected credit losses (ECL) - Third parties	(1,565)	(1,528)
Expected credit losses (ECL) - Related parties	(28)	(68)
Total trade and other receivables	6,180	7,362
Current	4,474	4,731
Non-current	1,706	2,631
(*)	It comprises receivable from the divestment of NTS and contingent payments from the sale of interest in Roncador field.
(**)	As of December 31, 2020, it mainly includes amounts related to the purchase and sale of production platforms and equipment from our partners in E&P consortia, with financial settlement in the first quarter of 2021.

Trade and other receivables are generally classified as measured at amortized cost, except for receivables with final prices linked to changes in commodity price after their transfer of control, which are classified as measured at fair value through profit or loss, amounting to US$ 417 as of June 30, 2021 (US$ 507 as of December 31, 2020).

9.2.	Aging of trade and other receivables – third parties
	06.30.2021		12.31.2020
	Trade and other receivables	Expected credit losses	Trade and other receivables	Expected credit losses
Current	4,652	(111)	5,850	(130)
Overdue:
1-90 days	86	(43)	205	(8)
91-180 days	13	(7)	15	(9)
181-365 days	16	(8)	42	(28)
More than 365 days	1,570	(1,396)	1,495	(1,353)
Total	6,337	(1,565)	7,607	(1,528)

9.3.	Changes in provision for expected credit losses
	Jan-Jun/2021	Jan-Dec/2020
Opening balance	1,596	2,331
Additions	42	209
Write-offs	-	(667)
Reversals	(75)	(31)
Transfer of assets held for sale	-	(3)
Cumulative translation adjustment	30	(243)
Closing balance	1,593	1,596
	-	-
Current	199	218
Non-current	1,394	1,378

In 2020, the write-offs are primarily related to the write-off of receivables from suppliers, relating to the construction and renovation of platforms.

Agreement with Companhia de Eletricidade do Amapá

On May 11, 2021, Petrobras signed with Companhia de Eletricidade do Amapá (CEA) a legal agreement for the termination of litigation and credit recovery in the amount of US$ 63 (R$ 314 million). The agreement establishes the payment of US$ 27 (R$ 133 million) to Petrobras, to be settled in 24 monthly installments. A discount will be granted on the remainder US$ 36 (R$ 181 million), provided that the payments occur on time. In case of default, as provided for in the agreement, Petrobras may demand the outstanding debt without discount.

The agreement is subject to the following suspensive conditions: (i) success in the bidding process for the privatization of the CEA and (ii) transfer of the controlling interest of the CEA by December 31, 2021. The effects of the agreement will be recorded when both suspensive conditions are met. Thus, the Company will recognize the receivable in the amount of US$ 27.

On July 13, 2021 the bidding occurred for the privatization of CEA, in which Equatorial was the winner, meeting the first suspensive condition. The transfer of the controlling interest is pending, expected to occur before December 31, 2021.